UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act 1934

Date of Report (Date of earliest event reported): November 14, 2011

Titan Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

Delaware	0-27436	94-3171940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Oyster Point Blvd., Suite 505, South San Francisco, CA		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 650-244-4990

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 15, 2011, Titan Pharmaceuticals, Inc. (the “Company” or “Titan”) announced that it had entered into several agreements with entities affiliated with Deerfield Management Company, L.P, a healthcare investment fund (collectively, “Deerfield”), to sell to Deerfield a substantial portion of the Company’s remaining future royalties on the sales of Fanapt® (iloperidone), an atypical antipsychotic approved in the U.S. for the treatment of schizophrenia in adult patients and marketed by Novartis Pharma, AG (“Novartis”), in exchange for $5.0 million in cash (the “Cash Consideration”), a $10.0 million reduction in Titan’s outstanding debt to Deerfield and a revised repayment schedule that delays initial payment of principal on the remaining $10.0 million of debt by one year to April 2013. Funding of the transaction (the “Transaction”) is expected to take place on or about November 30, 2011.

RBC Capital Markets acted as exclusive advisor to the Company in connection with the Transaction.

Each of the material agreements relating to the Transaction is summarized in greater detail below. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Royalty Agreements

Under a Royalty Purchase Agreement dated November 14, 2011 (the “Royalty Agreement”), following the payment of the Cash Consideration, Deerfield is entitled to the balance of Titan’s portion of the royalties on Fanapt (5.5% to 7.5% of net sales, net of the 2.5% previously sold to Deerfield) up to a threshold sales level (as outlined below) and 40% of any royalties in excess of the threshold level. The Company retains 60% of any royalties on net sales of Fanapt above the threshold levels (the “Retained Royalty Payments”), subject to an agreement that half of any Retained Royalty Payments will be used for the repayment of the Company’s remaining indebtedness to Deerfield under Facility Agreement dated as of March 15, 2015 (the “Facility Agreement”), as amended (see “Master Agreement” below).

2011 4th quarter	2012	2013	2014	2015	2016	2017
all	$70M	$85M	$109.25M	$120.75M	$126.5M	$46M

Payments under the Royalty Agreement will be made in accordance with the provisions of the Cash Management Agreement and Paying Agent Agreement described below. The Royalty Agreement contains customary representations, warranties and covenants for a transaction of this type, including covenants requiring the Company to (i) keep accurate records of net sales of Fanapt, and (ii) not take any action that would have the effect of reducing net sales of Fanapt or impair the ability of Deerfield to receive amounts due under the Royalty Agreement.

In connection with the Transaction, the parties entered into an Amended and Restated Royalty Agreement, dated November 14, 2011 (the “Restated Royalty Agreement”), pursuant to which payment of the 2.5% royalty previously sold to Deerfield pursuant to the Royalty Agreement dated March 15, 2011 (the “2.5% Royalty”) will be made in accordance with the Cash Management and Paying Agent Agreements described below. The parties also entered into an Amended and Restated Royalty Repurchase Agreement, dated November 14, 2011 (the “Amended Repurchase Agreement”) pursuant to which the $40.0 million royalty repurchase right was consolidated in one agreement and the Equity Option Agreement dated March 15, 2011 is terminated.

The Royalty Agreement, the Restated Royalty Agreement and the Amended Repurchase Agreement are attached as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Payment Agreements

Pursuant to a Cash Management Agreement dated November 14, 2011 (the “Cash Management Agreement”), the Company agreed to instruct Novartis to make the royalty payments due to Titan under the parties’ sublicense agreement into a special Titan-owned account (the “Special Account”) maintained by U.S Bank National Association (the “Paying Agent”) and further agreed not to amend the provisions of such sublicense relating to the timing or amount of such royalty payments. The provisions of the Cash Management Agreement are implemented by a Paying Agent Agreement, dated as of November 14, 2011 (the “Paying Agent Agreement”) pursuant to which the Paying Agent will disburse the funds deposited into the Special Account by Novartis to Sanofi and Deerfield in accordance with the Company’s instructions. Any other disbursements of such funds, including any Retained Royalty Payments to Titan, will require joint instructions from the Company and Deerfield. The Paying Agent Agreement gives Deerfield the right, under the circumstances set forth in the Master Agreement described below, to assume control of the Special Account in order to perfect a security interest in such account.

The Cash Management Agreement and the Paying Agent Agreement are attached as Exhibits 10.4, and 10.5, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Master Agreement

Pursuant to an agreement dated as of November 14, 2011 (the “Master Agreement”), the Company and Deerfield agreed to certain of the terms of the Transaction and amended provisions of certain of the agreements previously entered into by Deerfield and Titan in March 2011. Under the Master Agreement, $10.0 million of Titan’s indebtedness under the Facility Agreement was forgiven and the Facility Agreement was amended to provide for payment of the $10.0 million principal balance in four equal annual installments commencing April 2013, reflecting a one-year deferral of the first principal installment due date under the original terms of such agreement. The Master Agreement also sets forth the parties’ agreement with respect to the use of 50% of any Retained Royalty Payments to repay the outstanding debt to Deerfield under the Facility Agreement and limits Deerfield’s ability to assume control of the Special Account to such time, if ever, as the Company has filed or is placed into bankruptcy and a court has determined that the transaction contemplated by the Royalty Agreement is a transfer of a security interest rather than a sale.

The Master Agreement contains amendments to certain defined terms contained in the Security Agreement dated March 15, 2011 between Deerfield and the Company (the “Security Agreement”) in order to clarify the scope of Titan’s obligations to Deerfield covered by the Security Agreement and the scope of the collateral securing such obligations.

The Master Agreement is attached as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

10.1	Royalty Purchase Agreement, dated November 14, 2011, by and among the Company, Deerfield Private Design Fund II, L.P., Deerfield Special Situations Fund, L.P. and Horizon Sante TTNP SARL

10.2	Amended and Restated Royalty Agreement, dated November 14, 2011 by and among the Company, Deerfield Private Design Fund II, L.P., Deerfield Special Situations Fund, L.P. and Horizon Sante TTNP SARL

10.3	Amended and Restated Royalty Repurchase Agreement, dated November 14, 2011, by and among the Company, Deerfield Private Design Fund II, L.P., and Horizon Sante TTNP SARL

10.4	Cash Management Agreement, dated November 14, 2011, by and among the Company, Deerfield Private Design Fund II, L.P., Deerfield Special Situations Fund, L.P. and Horizon Sante TTNP SARL

10.5	Paying Agent Agreement, dated November 14, 2011, by and among the Company, Deerfield Management Company, L.P. and U.S. Bank National Association

10.6	Agreement, dated as of November 14, 2011, by and among the Company, Deerfield Private Design Fund II, L.P., Deerfield Private Design International II, L.P., Deerfield Special Situations Fund, L.P., and Deerfield Special Situations Fund International Limited

99.1	Press Release dated November 15, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN PHARMACEUTICALS, INC.

By:	/s/ Sunil Bhonsle
Name:	Sunil Bhonsle
Title:	President

Dated: November 16, 2011

Exhibit Index

Exhibit No.	Description

10.1	Royalty Purchase Agreement, dated November 14, 2011, by and among the Company, Deerfield Private Design Fund II, L.P., Deerfield Special Situations Fund, L.P. and Horizon Sante TTNP SARL

10.2	Amended and Restated Royalty Agreement, dated November 14, 2011 by and among the Company, Deerfield Private Design Fund II, L.P., Deerfield Special Situations Fund, L.P. and Horizon Sante TTNP SARL

10.3	Amended and Restated Royalty Repurchase Agreement, dated November 14, 2011, by and among the Company, Deerfield Private Design Fund II, L.P., and Horizon Sante TTNP SARL

10.4	Cash Management Agreement, dated November 14, 2011, by and among the Company, Deerfield Private Design Fund II, L.P., Deerfield Special Situations Fund, L.P. and Horizon Sante TTNP SARL

10.5	Paying Agent Agreement, dated November 14, 2011, by and among the Company, Deerfield Management Company, L.P. and U.S. Bank National Association

10.6	Agreement, dated as of November 14, 2011, by and among the Company, Deerfield Private Design Fund II, L.P., Deerfield Private Design International II, L.P., Deerfield Special Situations Fund, L.P., and Deerfield Special Situations Fund International Limited

99.1	Press Release dated November 15, 2011